Exhibit 99.2

Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases Blade Analyst Day February 22, 2022 Welcome! The event will start shortly.

Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases Blade Analyst Day February 22, 2022

Disclaimer and Other Important Information

This Presentation (the "Presentation") is for informational purposes only to assist interested parties in evaluating the business of Blade Therapeutics, Inc. (the "Target"). The Target and Biotech Acquisition Company ("BAC") have entered into a proposed initial business combination (the "Transaction" or "Business Combination"), pursuant to which the Target will become a wholly-owned subsidiary of BAC. In connection with the closing of the Business Combination, BAC will re-domesticate as a Delaware corporation and will change its name to "Blade Biotherapeutics, Inc." The continuing combined entity is hereinafter referred to as the "Company" or the "Combined Entity".

The information contained herein does not purport to be all-inclusive and none of the Target, nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers, contract counterparties or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Recipients should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision. To the fullest extent permitted by law, in no circumstances will the Target or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers, contract counterparties or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of BAC, the Target, or the Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

In connection with the proposed Business Combination, BAC intends to file with the Securities and Exchange Commission (the "SEC"), a registration statement on Form S-4, containing a preliminary proxy statement/prospectus of BAC. After the registration statement is declared effective, BAC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation is not intended to constitute the basis of any voting or investment decision in respect of the Business Combination or the securities of BAC. BAC's and the Target's respective shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about BAC, the Target and the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/ prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: Biotech Acquisition Company, 545 West 25th Street, 20th Floor, New York, NY 10001.

No Offer or Solicitation: This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Exchange Act. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of BAC, the Target, or any of their respective affiliates nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

BLADE THERAPEUTICS
3

Disclaimer and Other Important Information (cont'd)

Certain statements included in this Presentation are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Target's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BAC and the Target. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including the ability to protect and enhance the Target's respective corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Target's or the Company's industry; the timing, costs, conduct, and outcome of clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; the potential market size and the size of the patient populations for product candidates, if approved for commercial use, and the market opportunities for product candidates; the ability to locate and acquire complementary products or product candidates and integrate those into the Company's business; and, the uncertain effects of the COVID-19 pandemic; and those factors set forth in documents of BAC filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are presently unknown or that the Target currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The data contained herein are derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein are not an indication as to future performance.

Recipients of this Presentation should conduct their own independent evaluation and due diligence of the Target. The Target does not intend to update or otherwise revise this Presentation following its distribution and the Target makes no representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this Presentation after the date of the Presentation.

BLADE THERAPEUTICS
4

Important Notes about Today’s Event 5 • Ensure that your name or organization is identified on your Zoom window • All lines are muted during event • Use “Raise Hand” or “Chat” function to ask question during Q&A session

Today’s Agenda 6 Topic Speaker Welcome & Introductions Krishna Gorti, M.D., SVP – Investor Relations Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases Wendye Robbins, M.D., President & CEO Idiopathic Pulmonary Fibrosis Treatment Landscape and Needs Toby Maher, M.B., MSc, Ph.D., FRCP Professor of Medicine, USC Hastings Center for Pulmonary Research, Los Angeles Cudetaxestat Clinical Development Program Bassem Elmankabadi, M.D., SVP – Clinical Development Idiopathic Pulmonary Fibrosis Market Landscape and Opportunities Felix Karim, Ph.D., EVP – Business Development Neurodegeneration Market Landscape and Opportunities Felix Karim, Ph.D. Financial Overview Jean - Frédéric Viret, Ph.D., Chief Financial Officer Q&A Dr. Toby Maher & Blade Management Catalysts & Closing Wendye Robbins, M.D.MB0

7 Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases Wendye Robbins, M.D. President & CEO

Committed to Developing Cutting - Edge Treatments for Patients with Rare Progressive Diseases 8 5 - year survival rate of 50% 1 Median survival time of 3 - 5 years following diagnosis 2 Neurodegeneration Huntington’s Disease & SCA3 Fibrosis Idiopathic Pulmonary Fibrosis Autosomal dominant, inherited progressive loss of neuronal function Complications typically cause death 10 - 30 years after onset 3,4 1. American Thoracic Society, General Information About Pulmonary Fibrosis. 2. Lederer, 2018, NEJM. 3. Bates, 2015 Nat Rev Dis Primers . 4. Klockgether , 2019, Nat Dis Primers .

Blade Therapeutics Investment Thesis

Orphan Diseases
Pursuing debilitating, progressive diseases in fibrosis and neurodegeneration

Differentiated Pipeline
Oral, small-molecule candidates with novel mechanisms of action and strong IP complemented by global commercial rights

Large Unmet Need
40-75%
of patients with IPF remain untreated with current therapies[1,2,3]

Significant Market
Strong projected growth in IPF market

~$3.3B → **~$8.8B**
(2020)[4] (2027 estimate)[5]

Phase 2 Ready
Lead program targeting clinically-validated pathway for IPF as potential monotherapy or add-on to current therapies

$280M
Proposed Valuation
compared to peer companies, prior M&A deals and external IPF market potential

BLADE THERAPEUTICS

1. Dempsey, 2021, Ann Am Thor Soc.
2. Lancaster, 2021, Respirol.
3. Maher, 2017, BMC Pulm Med.
4. Research and Markets. "Global Idiopathic Pulmonary Fibrosis (IPF) Market" summary. Posted December 2021.
5. iHealthcareAnalyst, Inc. (press releasee Nov. 5, 2021).

9

Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases 10 1. Effects demonstrated in preclinical studies. 2. Pending regulatory review and feedback (e.g., FDA or ex - US regulatory authorities). Experts in Biology of Cell and Tissue Damage Responses • Researching novel biological pathways foundational to cell - and tissue - damage responses • Developing potential disease - modifying therapeutics in fibrosis and neurodegeneration Differentiated Pipeline Led By Phase 2 - Ready Program in Fibrosis • Non - competitive autotaxin inhibitor with direct anti - fibrotic activity and differentiating characteristics 1 – planned phase 2 study in lung fibrosis in 2Q - 2022 • CNS - penetrant calpain inhibitor 1 for genetic orphan neurodegenerative conditions approaching planned phase 1 study in 2H - 2022 2 Deep Scientific & Industry Experience • Experienced management team and advisors with extensive expertise in fibrosis and neurodegeneration • Strong track record of development and approvals of innovative medicines at prior companies

Leadership with Deep Scientific and Industry Experience 11 Wendye Robbins, M.D. Chief Executive Officer Jean - Frédéric Viret, Ph.D. Chief Financial Officer Prabha Ibrahim, Ph.D. Chief Technical Officer Felix Karim, Ph.D. EVP, Business Development Bassem Elmankabadi, M.D. SVP, Clinical Development Daven Mody, PharmD SVP, Regulatory Affairs Michael Blash SVP, Communications

Developing Therapies to Target Key Pathways in Disease Progression 12 Target Pathway Potential Treatment Effects Diseases Autotaxin (ATX) Non - competitive, reversible inhibition supports potential for differentiated profile in fibrotic diseases and epithelial tumors Dimeric Calpains (CAPN) Inhibition shown to enhance autophagy and reduce protein aggregates in preclinical models Inhibition blocks myofibroblast activation / differentiation, thereby inhibiting extracellular matrix production, in preclinical models Huntington’s SCA3 IPF, SSc - ILD IPF, ILD NASH NASH Fibrotic diseases – idiopathic pulmonary fibrosis (IPF), systemic sclerosis – interstitial lung disease ( SSc - ILD), non - alcoholic steatohepatitis (NASH) Neurodegenerative diseases – Huntington’s disease (HD), spinocerebellar ataxia type 3 (SCA3, aka Machado - Joseph disease or MJD) Oncology

Differentiated Pipeline of Novel Product Candidates

Compound & MoA	Indication	Est. Prevalence	PC	Ph1	Ph2	Ph3	Patent Expiry
Fibrosis							
Cudetaxestat (BLD-0409) Non-Competitive Autotaxin Inhibitor	Idiopathic Pulmonary Fibrosis (IPF)*	<200K (US) ~5M (WW) Orphan Disease	■	■			2034 – 2036
	Systemic Sclerosis – Interstitial Lung Disease (SSc-ILD)*	~47K (N. America) ~400-500K (WW) Orphan Disease	■	■			
	Liver Fibrosis	~16M (US) up to 505M (WW) *(NASH Prevalence)*	■	■			
Neurodegeneration							
BLD-2184 Calpain Inhibitor	Poly-Q (HD, SCA3)	Orphan Diseases	■				2037 – 2040

BLADE THERAPEUTICS

* Orphan drug designations granted by FDA for IPF and for SSc.

13

Multiple Milestones

		Completed and Potential Milestones	Timing
✓	Cudetaxestat	Phase 1 CYP-DDI study completed	Nov-2021
✓	Cudetaxestat	Phase 1 DDI study with approved IPF therapies completed*	Jan-2022
	Cudetaxestat	End-of-phase 1 meeting with FDA	1Q-2022
	Corporate	Complete merger with Biotech Acquisition Company	1Q-2022
	Cudetaxestat	American Thoracic Society presentations	May-2022
	Cudetaxestat	Initiate planned phase 2 study in IPF**	2Q-2022
	BLD-2184	Initiate planned phase 1 study in healthy volunteers**	2H-2022
	Cudetaxestat	Initiate planned phase 2 basket clinical study in SSc-ILD**	2H-2022
	Cudetaxestat	First interim analysis for planned phase 2 study in IPF**	1H-2023
	BLD-2184	Data read out for planned phase 1 study in healthy volunteers**	1H-2023
	Cudetaxestat	Second interim analysis for planned phase 2 study in IPF**	2H-2023

BLADE THERAPEUTICS

* Pirfenidone and nintedanib.
** Pending regulatory review and feedback (e.g., FDA or ex-US regulatory authorities).
✓ Indicates completed milestone.

14

15 Fibrosis – Cudetaxestat Non - Competitive Autotaxin Inhibitor Targeting IPF

Autotaxin / Lysophosphatidic Acid (LPA) Drives Fibrosis



Autotaxin
LPC
Choline
LPA
LPA receptor
3
Damaged Epithelium
1
2
Pro-fibrotic Mediators
Innate Lymphoid Cells
4
Myofibroblasts Activated
Macrophages
ECM Proteins
5

1 Dysregulated Damage Response
Fibrosis is triggered by dysregulated cell / tissue damage response following epithelial injury.

2 Release of Pro-fibrotic Mediators
Pro-fibrotic mediators, cytokines and the enzyme autotaxin are released. Increased autotaxin levels produce excessive lysophosphatidic acid (LPA).

3 Autotaxin Production of LPA
LPA binds to LPAR1 (receptor on myofibroblasts) and triggers signaling cascade resulting in migration, activation and release of additional mediators.

4 Myofibroblast Activation
Excessive LPA activates myofibroblasts.

5 Secretion of ECM Proteins
Activated myofibroblasts secrete ECM proteins (scarring) that disrupt normal organ architecture and function.

BLADE THERAPEUTICS
16

Cudetaxestat – Phase 2 Ready, Targeting IPF 17 * Pending FDA review and feedback. Direct Anti - Fibrotic Activity Robust in vivo anti - fibrotic activity in preclinical models of lung and liver fibrosis Non - Competitive Autotaxin Inhibition Differentiating characteristics support potential treatment profile in fibrosis Extensive Phase 1 Clinical Program Phase 1 data demonstrated PK/PD correlation and biomarker activity; well tolerated with no drug - related SAEs in 200+ healthy volunteers Progressing Toward Planned Phase 2 IPF Study E nd - of - phase 1 package submitted to FDA 1Q - 2022 to further inform next phase of clinical development*

Non-Competitive Inhibition Supports Differentiated Profile in Fibrosis

ATX Tripartite Active Site



Substrate (LPC) in enzyme pocket

Enzyme Products: LPA + Choline



Adapted from Salgado-Polo, 2019, Cancers.

High substrate (LPC) levels seen in diseased tissues and organs

Non-Competitive Inhibitor Does not compete with LPC for binding	**Competitive Inhibitor** Competes with LPC for binding



Potent inhibitor results in **no loss in potency**



Inhibition plateaus and results in **reduced potency**

- Non-competitive inhibitor cudetaxestat shown to maintain potency in preclinical biochemical assay
  - Cudetaxestat expected to maintain potency in disease state
  - Potentially advantageous for efficacy and safety profile
- 50% inhibition at 250 μM concentration of LPC*
  - Cudetaxestat: 8 nM
  - GLPG-1690: ~400 nM (competitive inhibitor loses potency)

BLADE THERAPEUTICS

* Plasma concentrations of LPC in an animal model of liver fibrosis are between 200-250 μM.
Head-to-head clinical studies comparing cudetaxestat with currently approved or investigational therapies have not been conducted. Above data from preclinical biochemical study.

18

Cudetaxestat Displays Robust Activity (*in vivo*) on Lung Fibrosis Biomarkers and Pro-Fibrotic Genes

SMA gene expression
Marker of myofibroblast activation



Collagen 1A1 gene expression
Primary component of fibrosis, produced by myofibroblasts



Assembled collagen
Represents advanced fibrosis


Assembled Collagen (% Area)
****
ns
ns
*

PAI-1 gene expression
Contributes to excessive ECM accumulation


PAI-1/PPIA +/- SEM
***
**
*
*

CTGF gene expression
Pro-fibrotic growth factor


CTGF/PPIA +/- SEM
***
*

IL-6 gene expression
Pro-fibrotic cytokine


IL-6/PPIA +/- SEM
****
***
***
**

- Saline
- Vehicle
- Cude 3mg/kg
- Cude 10mg/kg
- Cude 30mg/kg

ANOVA One-Way
**p<0.05*
***p<0.01*
****p<0.001*
*****p<0.0001*

BLADE THERAPEUTICS

SMA (smooth muscle actin), collagen 1A1 and assembled collagen data from preclinical study conducted in mouse bleomycin lung fibrosis model dosed once daily.
PAI-1, IL-6 and CTGF (connective tissue growth factor) data from preclinical study conducted in mouse bleomycin lung fibrosis model dosed twice daily.

19

Supporting Peer Clinical Evidence on Lung Function (FVC) 20 BMS - 986020 (LPA1 antagonist) Ph2 1 Significant FVC benefit at wk 26 in BID group in IPF Tocilizumab (IL - 6R antagonist) Ph3 2 Significant FVC benefit at wk 48 in SSc - ILD Pamrevlumab (anti - CTGF mAb ) Ph2 3 Significant FVC benefit at wk 48 in IPF Cudetaxestat - Ph1 MAD in Healthy Volunteers LPA Reduction (P eak - to - trough variation) 100 mg QD 300 mg QD 2a-d1 2a-d72a-d142b-d1 2b-d72b-d142c-d1 2c-d72c-d142d-d1 2d-d72d-d14 0 20 40 60 80 100 M e a n % L P A R e d u c t i o n f r o m B a s e l i n e E m a x o r E t r o u g h Emax Etrough 5 00 mg QD 750 mg QD Cudetaxestat - Mouse Bleo Lung model IL - 6 gene expression Cudetaxestat - Mouse Bleo Lung model CTGF gene expression 1. Palmer, 2018, Chest. 2. Khanna, 2020, Lancet. 3. Richeldi , 2020, Lancet.

Completed Preclinical Studies Support Safety Profile of Cudetaxestat

	Completed Studies	Findings
Toxicology	Rat 4-week GLP tox	NOAEL 100 mpk
	Dog 4-week GLP tox	NOAEL 300 mpk
	Rat 26-week GLP tox	NOAEL 30 mpk (male) / 75 mpk (female)
	Dog 39-week GLP tox*	In-life completed
Safety Pharmacology	Dog cardiovascular	No adverse findings; NOAEL 1000 mpk
	Rat respiratory	No adverse findings; NOAEL 750 mpk
	Rat Irwin	No adverse findings; NOAEL 750 mpk
	hERG	*in vitro* IC_{50} = 49.4 μM (corrected for plasma protein binding)
Gene Tox	Ames	Negative
	In vitro micronucleus	Negative
Drug-Drug Interactions	*In vitro* and *in vivo* profiling vs. approved IPF therapies (pirfenidone, nintedanib)	Unlikely DDI potential with approved IPF therapies

BLADE THERAPEUTICS

* 13-week dosing tolerated up to 300 mpk.

21

Decisive Actions by Blade to Set Clear Path to Planned Phase 2 Studies of Cudetaxestat

1Q-2021	Mid-2021	4Q-2021 – Jan-2022

1Q-2021: Assessed GLPG-1690 Study Implications

Statements from Gilead and Galapagos

- IDMC recommendation: "… ziritaxestat's benefit-risk profile no longer supported continuing these studies."[1]
- "… it's nothing that popped up that has linked to a mechanism of action that we could explain as of today"[2]

Blade proactively sought pre-IND FDA feedback

Mid-2021: Pursued Stepwise Approach

"Given the known safety/tolerability issues with SoC (pirfenidone/nintedanib)…"[3]

- Evaluate potential DDI effect on various transporters (e.g., P-gp) and CYPs
- Conduct dedicated DDI study to evaluate PK between cudetaxestat and approved IPF therapies[4] prior to dose ranging studies

4Q-2021 – Jan-2022: Completed Phase 1

Successfully completed Ph1 DDI studies on CYPs and DDI with approved IPF therapies

- Cudetaxestat well tolerated with no reports of drug-related SAEs

End-of-phase 1 data package submitted to FDA

BLADE THERAPEUTICS

1. Gilead news release, 10-Feb-2021.
2. Galapagos earnings call transcript, 19-Feb-2021.
3. FDA pre-IND correspondence with Blade Therapeutics.
4. Approved IPF therapies = nintedanib and pirfenidone.

22

DDI Profiles of Cudetaxestat (BLD-0409) and GLPG-1690

- Nintedanib known to be a substrate for P-glycoprotein (P-gp)[1]
  - P-gp transporter functions as a biological barrier by excreting certain compounds out of cells (e.g., in gastrointestinal tract, liver, and kidney)
- Cudetaxestat is neither a substrate nor an inhibitor of P-gp at physiological concentrations
- GLPG-1690 is both a substrate and an inhibitor of P-gp

P-gp transporter *in vitro* assay using quinidine as substrate

Compound	P-gp Inhibition (IC_{50} μM)	P-gp Substrate (Efflux Ratio @ 10μM)
Cudetaxestat	**Very Weak** (64.6 μM)	**Not a substrate** (1.7)
GLPG-1690	**Moderate** (7.8 μM)	**Yes** (60)
Nintedanib	Weak (>30 μM)[1]	**Yes** (16)
Pirfenidone	Weak (>100 μM)[2]	Not a substrate

P-gp *in vitro* assay using nintedanib as substrate

Compound	P-gp Inhibition (IC_{50} μM)
Cudetaxestat	39.8 μM
GLPG-1690	3.84 μM

BLADE THERAPEUTICS

1. Wind, 2019, Clin. Pharm.
2. Esbriet® (pirfenidone) USPI.

23

Nintedanib Exposure Comparison ± Cudetaxestat or GLPG-1690 (preclinical model)

- Nintedanib C_{max} and AUC
  - Increased when co-administered with GLPG-1690 by **2.5X and 4X** respectively ($p<0.0001$)
  - No statistically significant change when co-administered with BLD-0409

Nintedanib Plasma Conc. vs Time


Nintedanib Mean Plasma Conc. (ng/mL)
1000
100
10
1
0.1
0
4
8
12
16
20
24
Time (h)
Nintedanib alone (30 mg/kg)
Nintedanib + BLD-0409 (75 mg/kg)
Nintedanib + GLPG-1690 (60 mg/kg)

Nintedanib Cmax ± BLD/GLPG


Nintedanib Plasma Conc. (ng/mL)
500
400
300
200
100
0
ns
****
Nint+BLD-0409
Nint Alone
Nint+GLPG-1690

Nintedanib AUC ± BLD/GLPG


Nintedanib AUC. (h*ng/mL)
5000
4000
3000
2000
1000
0
ns
****
Nint+BLD-0409
Nint Alone
Nint+GLPG-1690

BLADE THERAPEUTICS

Preclinical study conducted in rat model.

24

Cudetaxestat – Well-Defined Development Pathway in Lung Fibrosis

	Completed and Potential Milestones	Timing
✓	**Phase 1 CYP-DDI study completed**	Nov-2021
✓	**Phase 1 DDI study with approved IPF therapies (pirfenidone, nintedanib) completed**	Jan-2022
○	**End-of-phase 1 meeting with FDA**	1Q-2022
○	**Initiate planned phase 2 clinical study in IPF***	2Q-2022
	• 52-week study (N=160) to provide efficacy and safety data	
	○ Blinded interim 12-week analysis (from LPI)	1H-2023
	○ Blinded interim 26-week analysis (from LPI)	2H-2023
	○ Study completion	1H-2024
○	**Initiate planned phase 2 basket clinical study in SSc-ILD***	2H-2022

BLADE THERAPEUTICS

* Pending regulatory review and feedback (e.g., FDA or ex-US regulatory authorities).

25

26 Neurodegeneration – BLD - 2184 CNS - Penetrant Calpain Inhibitor for Poly - Q Neurodegenerative Conditions

Calpains Implicated in Progression and Autophagy of Neurodegenerative Diseases

Huntington's Disease (HD) HTT Gene and Spinocerebellar Ataxia Type 3 (SCA3)



Mutant gene w/ expanded CAG repeats
Mutant protein w/ expanded poly-Q repeats
BLD inhibitor (reduces cleavage & aggregates)
CALPAIN (cleaves mutant protein and generates toxic fragments)
Misfolded (toxic) fragments
CALPAIN (cleaves machinery and inhibits autophagy)
BLD inhibitor (increases autophagy)
ATG5
beclin-1
LAMP
Protein aggregates (neurotoxicity)
Autophagy
Lysosomal clearance

Calpain inhibition shown in preclinical models to reduce cleavage of mutant proteins, aggregation and enhances clearance via autophagy

BLADE THERAPEUTICS

Weber, 2018, Neuropharmacol.
Gafni, 2002, J Neurosci.
Weber, 2019, BioMed Res Int.

27

Calpain Inhibitors Demonstrate Preclinical Evidence of Neuroprotective Effects

Novel Target for Disease Progression[1]	Calpains shown in preclinical studies to regulate formation of toxic proteins and autophagy (intracellular clearance), key components in incurable neurodegenerative Poly-Q diseases (HD, SCA3)
Preclinical Evidence of Neuroprotection[2]	Improvements in biomarkers, motor function and enhanced autophagy in SCA3 preclinical models (mouse, zebrafish models)
Development Candidate Selection	Ongoing preclinical and nonclinical activities in preparation for initiating planned phase 1 study (2H-2022)

BLADE THERAPEUTICS

1. Weber, 2018, Neuropharmacol. Gafni, 2002, J Neurosci. Weber, 2019, BioMed Res Int.
2. Robinson, 2021, Cells.

28

Planned Clinical Development in Fibrosis and Neurodegeneration



1H-2022
2H-2022
1H-2023
2H-2023
1H-2024
Cudetaxestat
IPF & SSc-ILD
Ph2 IPF
IA#1 (12W)
IA#2 (26W)
(Ph2 IPF OLE*)
(Ph2 SSc-ILD basket study*)
BLD-2184
Poly-Q ND
(HD, SCA3)
Ph1
(Healthy Volunteers)
Ph2

BLADE THERAPEUTICS

Note: clinical studies listed above are contingent upon regulatory review and feedback (e.g., FDA and ex-US regulatory authorities).
* Study currently tentative and in early planning.

29

Blade Therapeutics Investment Thesis

Orphan Diseases
Pursuing debilitating, progressive diseases in fibrosis and neurodegeneration

Differentiated Pipeline
Oral, small-molecule candidates with novel mechanisms of action and strong IP complemented by global commercial rights

$280M
Proposed Valuation
compared to peer companies, prior M&A deals and external IPF market potential

Large Unmet Need
40-75%
of patients with IPF remain untreated with current therapies[1,2,3]

Significant Market
Strong projected growth in IPF market

~$3.3B (2020)[4] → **~$8.8B** (2027 estimate)[5]

Phase 2 Ready
Lead program targeting clinically-validated pathway for IPF as potential monotherapy or add-on to current therapies

BLADE THERAPEUTICS

1. Dempsey, 2021, Ann Am Thor Soc.
2. Lancaster, 2021, Respirol.
3. Maher, 2017, BMC Pulm Med.
4. Research and Markets. "Global Idiopathic Pulmonary Fibrosis (IPF) Market" summary. Posted December 2021.
5. iHealthcareAnalyst, Inc. (press release Nov. 5, 2021).

30

31 IPF Treatment Landscape and Needs Toby Maher, M.B., MSc, Ph.D., FRCP USC Hastings Center for Pulmonary Research, Los Angeles Dr. Maher is not an employee or an affiliate of Blade, and the slides he presented did not address Blade or its operations. His slides have been intentionally omitted.

32 Cudetaxestat Clinical Development Program Bassem Elmankabadi, M.D. Senior Vice President, Clinical Development

Extensive Phase 1 Clinical Study Program

	Study 1 SAD/MAD (N=80)	Study 2 Relative Bioavailability (N=34)	Study 3 CYP-DDI (N=16)	Study 4 DDI with Approved IPF Therapies (N=83)
Objective	Evaluated safety, tolerability, PK and PD of single and multiple ascending doses of cudetaxestat to facilitate dose/dosing regimen selection for future studies	Investigated relative bioavailability of new tablet formulation of cudetaxestat to oral solution formulation	Evaluated effect of cudetaxestat on PK of a combination of probe substrates for CYP450 enzymes	Assessed effect of cudetaxestat on PK of two approved drugs for IPF (pirfenidone and nintedanib)

BLADE THERAPEUTICS

All Phase 1 studies outlined above were conducted in healthy volunteers.

33

Consistent Tolerability in Phase 1 Clinical Studies 34 Study 1 SAD/MAD (N=80) Study 2 Relative Bioavailability (N=34) Study 3 CYP - DDI (N=16) Study 4 DDI with Approved IPF Therapies (N=83) • PK/PD correlation with sustained target engagement (LPA) • Data support clinical once - daily dose up to 750 mg or 500 mg BID (fed) • Comparable PK and PD profile between the two formulations • No alteration of plasma levels of substrates for CYP3A4, 2B6, 1A2, and 2C9; weak inhibition of CYP2D6 and induction of CYP2C19 • Co - administration w/ pirfenidone or nintedanib was well tolerated, with no reports of drug - related serious adverse events Summary Findings Cudetaxestat well tolerated with no reports of drug - related serious adverse events across all Phase 1 studies in healthy volunteers

Cudetaxestat Phase 1 Study Demonstrated Tolerability, PK and Biomarker Activity 35 6 single ascending dose (SAD) cohorts completed; 100, 300, 500, 750, 1000 mg 4 multiple ascending dose (MAD) cohorts completed; 100, 300, 500, 750 mg (fed) Demonstrated PK/PD correlation in healthy volunteer MAD Data support clinical once - daily dose up to 750 mg or 500 mg BID (fed) Well - tolerated at target doses with no treatment - emergent serious adverse events (SAEs) 100 - Fasted 300 - Fasted 500 - Fasted 750 - Fed (Normal diet) Daily Dose (mg) Peak - to - trough variation in LPA reduction (Emax and Etrough ) 2a-d1 2a-d72a-d142b-d1 2b-d72b-d142c-d1 2c-d72c-d142d-d1 2d-d72d-d14 0 20 40 60 80 100 M e a n % L P A R e d u c t i o n f r o m B a s e l i n e E m a x o r E t r o u g h Emax Etrough

Cudetaxestat Phase 2 Study Summary Design in IPF*

Study Title: A phase 2, randomized, double-blinded, placebo-controlled, efficacy and safety of cudetaxestat (BLD-0409) assessed across three dose ranges with or without a standard of care (nintedanib or pirfenidone) in patients with idiopathic pulmonary fibrosis (IPF)

2Q-2022 | Screening / Enrollment | Treatment (N=160) | End of Treatment | Follow-Up | 1H-2024

Patient Population

IPF patients (ATS, ERS, JRS, ALAT criteria) treated with or without approved IPF therapy (nintedanib or pirfenidone)

Treatment (N=160)

52-week duration

IA#1 (12W)

IA#2 (26W)

- Cudetaxestat Low-Dose (n=40)
- Cudetaxestat Mid-Dose (n=40)
- Cudetaxestat High-Dose (n=40)
- Matching placebo (n=40)

Primary Endpoints

Change in Forced Vital Capacity (FVC) (L) from baseline at week 52

Time to disease progression

Safety Assessments

(4W +/- 3 days)

* Pending FDA review and feedback.

BLADE THERAPEUTICS

36

Cudetaxestat Phase 2 Study Summary Design in IPF* 37 * Pending FDA review and feedback. ** Select adjudicated endpoints and assessments noted. Primary Endpoints • Change in Forced Vital Capacity (FVC) (L) from baseline at Week 52, assessed by clinic spirometry • Time to disease progression, defined as absolute percent predicted FVC ( FVCpp ) decline of ≥10% or death, whichever occurs first Secondary Endpoints** • Time to first acute IPF exacerbation during study • Time to all - cause mortality during study • Time to first respiratory hospitalization during study Exploratory Endpoints** • Percent change from baseline in LPA • Biomarkers of collagen and extracellular matrix biosynthesis, fibrosis, epithelial damage, and inflammation Interim Analyses (Blinded) • Conduct at 12 and 26 weeks to assess biomarkers (LPA target engagement, PRO - C3, PRO - C6) Safety** • Treatment - emergent adverse events • Assessment of vital signs, clinical laboratory parameters, and electrocardiograms

Cudetaxestat Phase 2 Basket Study in SSc - ILD Preliminary Design* 38 * Pending FDA review and feedback. ** Select adjudicated endpoints and assessments noted. Design • Multicenter, double - blind, randomized, placebo - controlled clinical study • Patients with interstitial lung disease secondary to systemic sclerosis (ACR/EULAR criteria) • 48 - week treatment duration Primary Endpoint • Change from baseline in FVC (L) Secondary Endpoints** • Composite endpoints • Composite Response Index in Systemic Sclerosis (CRISS) score • Health Assessment Questionnaire Disability Index (HAQ - DI) • Absolute FVCpp • Change in Modified Rodnan Skin Score ( mRSS )* • All cause mortality Safety** • Treatment - emergent adverse events • Assessment of vital signs, clinical laboratory parameters, and electrocardiograms

Cudetaxestat Planned Development Milestones


1H-2022
2H-2022
1H-2023
2H-2023
1H-2024
Cudetaxestat
IPF & SSc-ILD
Ph2 IPF
IA#1 (12W)
IA#2 (26W)
(Ph2 IPF OLE*)
(Ph2 SSc-ILD basket study*)

BLADE THERAPEUTICS

Note: clinical studies listed above are contingent upon regulatory review and feedback (e.g., FDA and ex-US regulatory authorities).
* Study currently tentative and in early planning.

39

40 Idiopathic Pulmonary Fibrosis Market Landscape and Opportunities Felix Karim, Ph.D. Executive Vice President, Business Development

IPF Epidemiology and Prevalence Estimates 41 1. Nalysynk , 2012, Eur Resp Rev. 2. Raghu, 2006, AJRCCM. 3. Natsuizaka , 2014, AJRCCM. * Prevalence varies by stringency of diagnosis, as defined in Nalysynk , 2012, Eur Resp Rev. Majority of patients with IPF are over 55 years old IPF Prevalence Estimates Prevalence Rate Prevalence US 1,2 Narrow Case Definitions* 14 - 28 / 100K ~45 - 90K Broad Case Definitions* 43 - 63 / 100K ~140 - 208K EU 1 1.3 - 23 / 100K ~6 - 120K Japan 3 10 / 100K ~13K

Lung Function Decline is the Hallmark of IPF 42 Kim, 2015, Respir Med. Lederer, 2018, NEJM. • IPF patients have a very poor prognosis − 5 - year survival rate of 50% 1 − Median survival time of 3 - 5 years following diagnosis 2 • Disease progression is highly variable • Acute exacerbations (~5 - 10% of patients annually) are the leading cause of hospitalization and death Adapted from Kim, 2015, Respir Med. 1. American Thoracic Society, General Information About Pulmonary Fibrosis. 2. Lederer, 2018, NEJM.

Current Approved Anti - Fibrotic Therapies for IPF 43 1. Noble, 2016, Eur Resp J. 2. Richeldi , 2014, NEJM. 3. Guler , 2021, AJRCCM. 4. Esbriet® (pirfenidone) USPI and Ofev ® (nintedanib) USPI. Esbriet ® (pirfenidone) and Ofev ® (nintedanib) • Only approved (standard of care) anti - fibrotic therapies • Approved based on slowing the decline of FVC from baseline − Reduced FVC decline from baseline by 40 – 55% vs. pbo 1,2 • Neither is curative nor showed a mortality benefit Guler , 2021, AJRCCM FVC (Force Vital Capacity) Product Safety / Tolerability 4 TEAE treated placebo Pirfenidone – Nausea 36% 16% – Rash 30% 10% – Dyspepsia 19% 7% – Liver enzyme elevation 4% 1% Nintedanib – Diarrhea 76% 32% – Nausea 32% 14% – Vomiting 25% 10% – Liver enzyme elevation 13% 3% Both treatments have significant safety/tolerability issues 4

Current IPF Treatment Paradigm Results in Significant Undertreatment

Real-world studies indicate 40-75% of patients remain untreated with SoC (pirfenidone or nintedanib)[1,2,3]



IPF
~140K US & ~120K EU
(estimated prevalence)
"Watch-and-wait" often used for mild / non-progressing patients
Mild*
20 – 30%
Moderate*
~50%
Severe*
20 – 30%
Comorbidities, tolerability and access issues limit use for severe patients[2]
Untreated
Treated ~30%
Untreated
SoC Treated ~60%
Untreated
SoC Treated ~40%
~30-40% discontinue anti-fibrotic treatment within one year[1,4]
Safety/tolerability issues w/ SoC limit patient compliance[1,4]

***Note:** Figure adapted from real-world data – see references cited below*

**No official standard exists for classifying disease severity in IPF. Physician-based judgments are highly subjective but do fall into frequently noted characteristics (e.g., Mild = ppFVC > 80%; Moderate = ppFVC 55-80%; Severe = ppFVC <55%)*

BLADE THERAPEUTICS

1. Dempsey, 2021, Ann Am Thor Soc.
2. Lancaster, 2021, Respirol.
3. Maher, 2017, BMC Pulm Med.
4. Wright, 2021, BMJ Open Respir Res.

44

Significant Addressable Market Opportunity in IPF 45 1. Dempsey, 2021, Ann Am Thor Soc. 2. Lancaster, 2021, Respirol . 3. Maher, 2017, BMC Pulm Med. 4. Wright, 2021, BMJ Open Respir Res. 5. Research and Markets. “Global Idiopathic Pulmonary Fibrosis (IPF) Market” summary. Posted December 2021. 6. iHealthcareAnalyst , Inc. (press release Nov. 5, 2021). 7. Drugs.com. ~48% Untreated ~52% SoC Treated ~30 - 40% annual discontinuation 1,4 Current IPF Market 1,2,3,4 ~$3.3B ~$8.8B 2027 estimate 6 2020 5 Global IPF Market Market CAGR 7.3% driven by increased prevalence and incidence, premium - priced drugs, and approval of new treatments Annual list pricing for SoC anti - fibrotic therapies (2021) ‒ P irfenidone (patent expiry 2026): ~$130K/yr 7 ‒ N intedanib (patent expiry 2029): ~$145K/yr 7

IPF – Key Competitors in Clinical Development

Company	Stage	Product	MOA	ROA, Dosing, Molecule	Differentiators	LOE
FibroGen	Ph 3	Pamrevlumab	Anti-CTGF mAb	IV, Q3W mAb	± IV monotherapy only	2035
Roche	Ph 3	PRM-151	Pentraxin-2 protein	IV, Q4W recomb protein	± IV add-on only, no monotherapy activity	2036
United Therapeutics	Ph 3	Treprostinil	Prostacyclin analog	Inhaled, QID small mol	± Inhaled add-on, reduces PAH	2028
Galecto	Ph 2	GB-0139	Galectin-3 inhibitor	Inhaled, QD small mol	± Inhaled monotherapy only - DDI w/ SoC	2033
Bristol Myers Squibb	Ph 2	BMS-986278	LPA1 antagonist	PO, BID small mol	+ Oral mono- or add-on therapy to SoC	2034
HORIZON	Ph 2	HZN-825	LPA1 antagonist	PO, QD or BID small mol	± Oral monotherapy only	2034
PLIANT	Ph 2	PLN-74809	Integrin αvβ1 / αvβ6 antagonist	PO, QD small mol	+ Oral mono- or add-on therapy to SoC	2037
BLADE THERAPEUTICS	Ph 2 Ready	Cudetaxestat (BLD-0409)	ATX inhibitor (non-competitive/allosteric)	PO, QD or BID small mol	+ Oral mono- or add-on therapy to SoC	2034-2036

BLADE THERAPEUTICS

Includes all phase 3 programs and key phase 2 programs.

PAH = pulmonary arterial hypertension.
SoC = pirfenidone or nintedanib.

46

Systemic Sclerosis (SSc) Pathophysiology / Progression / Demographics

SSc is heterogeneous autoimmune disease often leading to chronic organ/tissue fibrosis

- Two primary disease segments: limited cutaneous (lcSSc) and diffuse cutaneous (dcSSc)
- Organ fibrosis leads to morbidity / mortality - dcSSc entails greater risk for organ involvement
- Onset is most frequently 25 – 55 years[1]
- 3-4x more common in women than men[1]

US prevalence rate of ~27.6 / 100K (~91K SSc patients in US[4])

- Majority of SSc patients exhibit some lung fibrosis – interstitial lung disease (SSc-ILD)[2]
- Progression of SSc-ILD is highly variable – typically slower than IPF[6]
- North America SSc-ILD prevalence ~47K[3]
- Global SSc-ILD prevalence ~400 – 500K[3,5]

BLADE THERAPEUTICS

1. National Scleroderma Foundation.
2. Denton, 2017, Lancet.
3. Bergamasco, 2019, Clin Epi.
4. Chifflot, 2008, Semin Arthritis Rheum.
5. Olson, 2018, Eur Resp Rev.
6. Goh, 2017, Arthritis Rheumatol.

47

SSc - ILD Approved Treatments 48 1. Coherent Market Insights (press release Nov. 30, 2021). 2. Drugs.com No consensus approach to disease management 3 • Immunosuppressive therapies are longstanding SoC 2 approved therapies • Ofev ® (nintedanib) and Actemra ® (tocilizumab) approved based on slowing the decline in FVC • KOL recommendations for use/adoption are emerging 4 2028 Global SSc - ILD Market Opportunity $2.5B Nintedanib (oral dose, BID) Pricing ~$145 K/yr 2 Tocilizumab (IL - 6R antagonist mAb – SC/Q1W) Pricing ~$59 K/yr 2 1 3. Denton, 2017, Lancet. 4. Khanna, 2022, Arthritis Rheumatol .

SSc-ILD – Key Competitors in Clinical Development

Company	Stage	Product	MOA	ROA, Dosing, Molecule	Differentiators	LOE
HORIZON	Ph 2	HZN-825	LPA1 antagonist	PO, QD or BID small mol	+ Oral mono- or add-on therapy to SoC ± Excludes use of nintedanib or tocilizumab	2034
MERCK ACCELERON	Ph1b/2	ACE-1334	TGF-beta 1, 3 ligand trap	SC, Q2W or Q4W recombinant protein	+ Oral mono- or add-on therapy to SoC + Add-on w/ nintedanib or tocilizumab	Not disclosed
BLADE THERAPEUTICS	Ph 2 Ready	Cudetaxestat (BLD-0409)	ATX inhibitor (non-competitive/ allosteric)	PO, QD or BID small mol	+ Oral mono- or add-on therapy to SoC + Add-on w/ nintedanib or tocilizumab	2034-2036

BLADE THERAPEUTICS

Includes all phase 3 programs and key phase 2 programs.

SoC = Mycophenolate mofetil.

49

Supporting Peer Clinical Evidence on Lung Function (FVC) 50 BMS - 986020 (LPA1 antagonist) Ph2 1 Significant FVC benefit at wk 26 in BID group in IPF Tocilizumab (IL - 6R antagonist) Ph3 2 Significant FVC benefit at wk 48 in SSc - ILD Pamrevlumab (anti - CTGF mAb ) Ph2 3 Significant FVC benefit at wk 48 in IPF Cudetaxestat - Ph1 MAD in Healthy Volunteers LPA Reduction (P eak - to - trough variation) 100 mg QD 300 mg QD 2a-d1 2a-d72a-d142b-d1 2b-d72b-d142c-d1 2c-d72c-d142d-d1 2d-d72d-d14 0 20 40 60 80 100 M e a n % L P A R e d u c t i o n f r o m B a s e l i n e E m a x o r E t r o u g h Emax Etrough 5 00 mg QD 750 mg QD Cudetaxestat - Mouse Bleo Lung model IL - 6 gene expression Cudetaxestat - Mouse Bleo Lung model CTGF gene expression 1. Palmer, 2018, Chest. 2. Khanna, 2020, Lancet. 3. Richeldi , 2020, Lancet.

51 Neurodegeneration Market Landscape and Opportunities Felix Karim, Ph.D. Executive Vice President, Business Development

Significant Needs in Orphan Neurodegenerative (Poly-Q) Diseases

	Huntington's Disease (HD)	Spinocerebellar Ataxia 3 (SCA3) (aka, Machado-Joseph Disease or MJD)
Prevalence	~5.7 per 100K (US, CA, EU, Australia) ~20–50K (US)	~2.7 per 100K (global) ~2K (US), ~5K (EU), ~1.7K (JP), ~5K (BR), ~20–100K (PRC)
Disease	Autosomal dominant (poly-Q) progressive neurodegeneration	Autosomal dominant (poly-Q) progressive neurodegeneration
Diagnosis	Movement disorder (rapid, jerky), psychiatric and dementia	Cerebellar ataxia, muscle weakness and loss of muscle mass

Significant unmet need for disease-modifying therapies that are safe and well-tolerated

BLADE THERAPEUTICS

Physio-pedia.com – Huntington Disease.
Huntington Study Group.
Physio-pedia.com. Machado-Joseph Disease (Spinocerebellar Ataxia Type 3).
Ruano, 2014, Neuroepidemiol.
Nobrega, 2018, Adv Exp Med Biol.
NIH-NINDS.

52

HD – Misfolded Proteins Trigger Progressive Neurodegenerative Diseases 53 1. Drugs.com. 2. Austedo ® ( deutetrabenazine ) USPI. 3. Podvin , 2019, J Neurol. 4. Singh, 2021, Curr Gene Ther . • Current SoC is symptomatic treatment and supportive care − Chorea treated with antipsychotics and dopamine - depleting agents − List price of deutetrabenazine $55 – $155K/ yr ($4.6K - $14K depending on dose) 1,2 • HD complications typically cause death 10 - 30 years after onset Number of CAG repeats in HTT gene 3,4 Juvenile - onset HD Adult - onset HD Normal 48 - 121 36 - 75 6 - 35

SCA3 (aka Machado-Joseph Disease or MJD)

SCA3 Subtype[1]	Time of Onset	Rate of Progression
Type 1	Early onset 5-30 (mean 24 yrs)	Fast
Type 2	Average onset (mean ~36 yrs)	Intermediate
Type 3	Late onset (mean ~50 yrs)	Slow

- Clinically heterogeneous
  - Subtypes classified based on phenotype and progressive disease
- Mean age of onset: ~40 years[1]
  - Most patients require a wheelchair 10-15 years after disease onset[2]
- No approved therapy to treat underlying disease
  - Current SoC is symptomatic treatment and supportive care

BLADE THERAPEUTICS

1. Nobrega, 2018, Adv Exp Med Biol.
2. NIH-NCBI (https://www.ncbi.nlm.nih.gov/books/NBK1196/).

54

HD – Key Competitors in Clinical Development

Company	Stage	Product	MOA	ROA, Dosing, Molecule	Differentiators	LOE
prilenia	Ph 3	Pridopidine	Sigma type 1 receptor agonist	PO, BID small mol	• mRNA splicing modulator	2020
ANNEXON biosciences	Ph 2	ANX-005	Complement C1q mAb antagonist	IV, Q2W mAb	• Targets aberrant complement-mediated (C1q)	2037
AOP ORPHAN FOCUS ON RARE DISEASES	Ph 2	Selisistat	SIRT1 Inhibitor	PO, QD small mol	• To enhance clearance of mutant Htt protein	Unclear
NOVARTIS	Ph 2	Branaplam	SMN2 modulator	PO, QW small mol	• Stabilizes SMN2 mRNA splicing modulator	2035
Roche	Ph 2	Tominersen	Antisense targeting HTT gene	Intrathecally Q8W or Q16W antisense	• No clinical benefit for most HD patients • May also impact normal HTT gene product	2032
uniQure	Ph 2	AMT-130	HTT gene silencing (miRNA)	3 intra-brain injections one-time gene therapy AAV-miRNA	• Adeno-assoc. virus (AAV) delivery of miRNA	2037 - 2038
VACCINEX	Ph 2	pepinemab (VX15/2503)	SEMA4D antagonist	IV, Q4W mAb	• Didn't meet pre-specified co-primary endpoints • >beneficial changes in more advanced disease	2030 - 2038
BLADE THERAPEUTICS	Ph 1-ready	BLD-2184	Calpain inhibitor	PO, QD or BID small mol	• Reduce mutant protein fragments • Enhance autophagy - clearance • Reduce mutant protein aggregates	2037 – 2040

BLADE THERAPEUTICS

Includes all phase 3 programs and key phase 2 programs.

55

Limited Competitive Pipelines in SCA3

Company	Stage	Product	MOA	ROA, Dosing, Molecule	Differentiators	LOE
biohaven pharmaceuticals	Ph 3	Troriluzole	Tripeptide prodrug conjugate of riluzole	PO, QD small mol	• Increase glutamate uptake from the synapse • Reduce ataxia in all SCA diseases	2036
SEELOS THERAPEUTICS	Ph 2	Trehalose	Low mol weight disaccharide	IV, Q24W small mol	• Reduce mutant protein aggregates • Enhance autophagy	2033
NOVARTIS	Ph 2	Rimtuzalcap	SK channel activator (calcium-activated K+ channels)	PO, BID small mol	• Reduce tremors and ataxia in all SCA diseases	Not Disclosed
BLADE THERAPEUTICS	Ph 1-ready	BLD-2184	Calpain inhibitor	PO, QD or BID small mol	• Reduce mutant protein fragments • Enhance autophagy - clearance • Reduce mutant protein aggregates	2037 – 2040

BLADE THERAPEUTICS

Includes global phase 3 programs and key phase 2 programs.

56

57 Financial Overview Jean - Frédéric Viret, Ph.D. Chief Financial Officer

Biotech Acquisition Company Overview 58 • Nasdaq - listed SPAC (Nasdaq: BIOT) completed $230 million IPO on January 28, 2021 • SPAC affiliated with SPRIM, a global healthcare consulting firm and clinical research organization • SPRIM Global Investments is a leading life sciences venture capital firm with in - depth understanding of clinical - stage biotech companies Competitive Differentiation Decades of diverse experience operating businesses and driving value creation across 17 countries Management team has worked together for more than 20 years and has strong record of working with clinical - stage biotech companies Deep industry and life science experience

Transaction Overview

Post-Money Valuation

PF Transaction ($mm or mm, except share price)	
Combined Company Share Price	$10.00
PF Shares Outstanding[(1)(2)]	58.0
Total Equity Value	**$580.3**
Less: Pro Forma Cash[(3)(4)]	(230.3)
Plus: Debt[(3)]	2.8
Total Enterprise Value	**$352.8**

Pro Forma Ownership



7.9%
48.3%
39.6%
4.2%
Existing Blade Shareholders
PIPE Investors
BAC Public Shareholders
BAC Sponsor Shares

Transaction Sources and Uses

Sources ($mm)	
Blade Shareholder Equity Rollover	$280.0
BAC Cash in Trust[(4)]	230.0
PIPE[(5)]	24.3
Total Sources	**$534.3**

Uses ($mm)	
Equity Issued to Blade Shareholders	$280.0
Cash to Balance Sheet[(4)]	$229.3
Estimated Transaction Expenses	$25.0
Total Uses	**$534.3**

(1) Assumes 28.0 million shares issued to Blade's existing shareholders (with no portion of the merger consideration rolled into assumed in-the-money options), approximately 2.4 million PIPE shares, 23.0 million BAC public shares, and 4.6 million founder shares. Assumes no redemptions by BAC's existing shareholders. Excludes the impact of 6.0 million BAC private placement warrants and 11.5 million BAC public warrants.

(2) Excludes 3.5 million Blade earn-out shares not yet issued (to be issued to Blade if the VWAP of BAC is greater or equal to $15.00 over 20 trading days within any 30 trading days within 5 years after close) and any awards to be issued under an expected new equity incentive plan. Founder shares exclude 1.15 million previously issued shares that will be placed in escrow (to be released to the sponsor if the VWAP of BAC is greater or equal to $15.00 over 20 trading days within any 30 trading days within 5 years after close). Assumes PIPE shares are issued at a price of $10.00.

(3) Blade estimated closing cash balance of $1mm and estimated closing debt balance of $2.8mm

(4) Assumes no redemptions by BAC's existing shareholders.

(5) Consists of existing Blade investors.

BLADE THERAPEUTICS
59

Strategic and Smart Capital to Advance Novel Therapies in Unmet Needs in Orphan Diseases 60 * Pending regulatory review and feedback (e.g., FDA or ex - US regulatory authorities). Backed by experienced life - science and strategic investors with deep experience investing in fibrosis therapeutic area • Expected differentiated competitive support post de - SPAC Minimum cash condition of $75 million • Allows sufficient runway through at least 1Q - 2024 Multiple anticipated near - and long - term clinical milestones* • Phase 2 trial in IPF for cudetaxestat with anticipated interim analyses in 1H - 2023 and 2H - 2023 • Phase 1 trial for BLD - 2184 in healthy volunteers with anticipated data readout in 1H - 2023

Q&A 61

62 Catalysts & Closing Wendye Robbins, M.D. President & CEO

Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases 63 1. Effects demonstrated in preclinical studies. 2. Pending regulatory review and feedback (e.g., FDA or ex - US regulatory authorities). Experts in Biology of Cell and Tissue Damage Responses • Researching novel biological pathways foundational to cell - and tissue - damage responses • Developing potential disease - modifying therapeutics in fibrosis and neurodegeneration Differentiated Pipeline Led By Phase 2 - Ready Program in Fibrosis • Non - competitive autotaxin inhibitor with direct anti - fibrotic activity and differentiating characteristics 1 – planned phase 2 study in lung fibrosis in 2Q - 2022 • CNS - penetrant calpain inhibitor 1 for genetic orphan neurodegenerative conditions approaching planned phase 1 study in 2H - 2022 2 Deep Scientific & Industry Experience • Experienced management team and advisors with extensive expertise in fibrosis and neurodegeneration • Strong track record of development and approvals of innovative medicines at prior companies

Multiple Milestones

		Completed and Potential Milestones	Timing
✓	Cudetaxestat	Phase 1 CYP-DDI study completed	Nov-2021
✓	Cudetaxestat	Phase 1 DDI study with approved IPF therapies completed*	Jan-2022
	Cudetaxestat	End-of-phase 1 meeting with FDA	1Q-2022
	Corporate	Complete merger with Biotech Acquisition Company	1Q-2022
	Cudetaxestat	American Thoracic Society presentations	May-2022
	Cudetaxestat	Initiate planned phase 2 study in IPF**	2Q-2022
	BLD-2184	Initiate planned phase 1 study in healthy volunteers**	2H-2022
	Cudetaxestat	Initiate planned phase 2 basket clinical study in SSc-ILD**	2H-2022
	Cudetaxestat	First interim analysis for planned phase 2 study in IPF**	1H-2023
	BLD-2184	Data read out for planned phase 1 study in healthy volunteers**	1H-2023
	Cudetaxestat	Second interim analysis for planned phase 2 study in IPF**	2H-2023

BLADE THERAPEUTICS

* Pirfenidone and nintedanib.
** Pending regulatory review and feedback (e.g., FDA or ex-US regulatory authorities).
✓ Indicates completed/achieved milestone.

64

Blade Therapeutics Investment Thesis

Orphan Diseases
Pursuing debilitating, progressive diseases in fibrosis and neurodegeneration

Differentiated Pipeline
Oral, small-molecule candidates with novel mechanisms of action and strong IP complemented by global commercial rights

$280M
Proposed Valuation
compared to peer companies, prior M&A deals and external IPF market potential

Large Unmet Need
40-75%
of patients with IPF remain untreated with current therapies[1,2,3]

Significant Market
Strong projected growth in IPF market

~$3.3B → **~$8.8B**
(2020)[4] (2027 estimate)[5]

Phase 2 Ready
Lead program targeting clinically-validated pathway for IPF as potential monotherapy or add-on to current therapies

BLADE THERAPEUTICS

1. Dempsey, 2021, Ann Am Thor Soc.
2. Lancaster, 2021, Respirol.
3. Maher, 2017, BMC Pulm Med.
4. Research and Markets. "Global Idiopathic Pulmonary Fibrosis (IPF) Market" summary. Posted December 2021.
5. iHealthcareAnalyst, Inc. (press releasee Nov. 5, 2021).

65

Developing Cutting - Edge Treatments for Debilitating Fibrotic and Neurodegenerative Diseases Blade Analyst Day February 22, 2022

Role of ATX / LPA Signaling Pathway in Pulmonary Fibrosis



A. Epithelial cell
LPA
LPA2
mitochondria
Rho
ROCK
mtROS
Caspase 9
Caspase 3
Activation αvβ6 Integrin
Latent TGF-β
Active TGF-β
Apoptosis
Fibrosis
B. Endothelial cell
LPA
LPA1
Rho
ROCK
MLC
VE-Cadherin
Actin cytoskeleton
Endothelial dysfunction
Vascular leak
C. Fibroblasts
TGF-β
macrophage
LPA
LPA2
TGF-βR I/II
SMAD3
SMAD2
Ras
PI3K
MAPK
AKT
SMAD4
p-ERK/p38
nucleus
TGF-β
CNN1
Col1A1
Fibroblast proliferation Differentiation

A) Lung epithelial cells - LPA activates the LPA receptor (LPA_2) to generate reactive oxygen species to promote cell death pathway, and directs the fibrogenic signaling via $\alpha_v\beta_6$ and TGF-β

B) Lung vascular endothelial cells - LPA/LPA_1 signaling activates cytoskeletal changes and VE-cadherin-mediated junctional disruption resulting in vascular leaking.

C) Fibroblast cells - LPA signaling results in enhanced TGF-β production and secretion, and in turn myofibroblast activation/differentiation leading to fibrotic gene expression, including CTGF, Col1A1 and TGF-β

BLADE THERAPEUTICS

Adapted from Suryadevarant, 2020, J. Mol. Sci.

67

Cudetaxestat Displays Robust Activity (*in vivo*) on Lung Fibrosis

SMA gene expression

Marker of myofibroblast activation



% αSMA Area (Mean +/- SEM)
2
1
0
ns
**

Collagen 1A1 gene expression

Primary component of fibrosis, produced by myofibroblasts



% Col1A1 Area (Mean +/- SEM)
15
12
9
6
3
0
*
***

Assembled collagen

Represents advanced fibrosis



Assembled Collagen (% Area)
15
10
5
0
****
ns
ns
*

Bleomycin + Vehicle

Bleomycin + cudetaxestat 30 mg/kg

- Saline
- Vehicle
- Cude 3mg/kg
- Cude 10mg/kg
- Cude 30mg/kg

ANOVA One-Way
**p<0.05 | **p<0.01*
****p<0.001 | ****p<0.0001*

BLADE THERAPEUTICS

SMA (smooth muscle actin), collagen 1A1 and assembled collagen data from preclinical study conducted in mouse bleomycin lung fibrosis model dosed once daily.
PAI-1, IL-6 and CTGF (connective tissue growth factor) data from preclinical study conducted in mouse bleomycin lung fibrosis model dosed twice daily.

68

Cudetaxestat Displays Robust Activity ( in vivo ) on Key Fibrotic Genes 69 TGF β = Transforming Growth Factor beta. α V Integrin gene expression Pro - fibrotic signaling TGF β 2 gene expression Pro - fibrotic growth factor β 6 Integrin gene expression Pro - fibrotic signaling ANOVA One - Way *p<0.05 | **p<0.01 ***p<0.001 | ****p<0.0001 SalineVehicle 409 0 20 40 60 80 100 TGFB2 Gene Counts T G F B 2 C P M ✱✱✱✱ ✱✱ SalineVehicle 409 0 20 40 60 80 100 TGFB3 Gene Counts T G F B 3 C P M ✱✱✱✱ ✱✱✱✱ SalineVehicle 409 0 50 100 150 200 250 TGFBR3 Gene Counts T G F B R 3 C P M ✱✱✱ ✱✱✱ α X Integrin gene expression Pro - fibrotic signaling TGF β 3 gene expression Pro - fibrotic growth factor TGF β R3 gene expression Anti - fibrotic growth factor receptor

SSc - ILD Treatment Paradigm – KOL Opinion on Management of SSc - ILD 70 Adapted from Khanna, 2022, Arthritis Rheumatol . ILD on HRCT Subclinical Clinical HRCT fibrosis <5 - 10% Asymptomatic Normal PFTs HRCT fibrosis >10% Symptomatic Risk of Progression Low High TCZ MMF CYC Close Monitoring Quiescent disease Active disease w/ skin, musculoskeletal manifestations Extrapulmonary Manifestations MMF CYC NINT MMF TCZ CYC RTX TCZ: Tocilizumab MMF: Mycophenolate Mofetil CYC: Cyclophosphamide NINT: Nintedanib RTX: Rituximab

BLD - 2184 – Development Candidate for Neurodegenerative Diseases 71 Neuroprotective Effects in SCA3 Model Fewer Ataxin - 3 inclusions and decreased loss of dopaminergic neurons (mutant hATXN3 lentiviral mouse model) Potent and active against cysteine proteases in preclinical models Good oral bioavailability and CNS penetration with long half - life Preclinical evidence in mouse models Attenuation of disease effects in SCA3 model IND - enabling studies completed Phase 1 planned to initiate 2H - 2022

BLD - 2184 Planned Phase 1 Study Design* 72 ** Pending regulatory review and feedback (e.g., FDA or ex - US regulatory authorities). Study Title: Phase 1A, Randomized, Double - Blind, Placebo - Controlled, Single & Multiple Ascending Dose Study to Evaluate the Safety, Tolerability, and Pharmacokinetics of BLD - 2184 in Healthy Volunteers Eligibility confirmation Healthy volunteers (HVs) Part 2 – MAD (N=32) Multiple Ascending Doses Part 1 – SAD (N=40) Single Ascending Dose • 5 cohorts • Assess PK parameters • 4 cohorts • Assess maximal tolerable dose 2H - 2022 1H - 2023 Screening / Enrollment End of Study Drug Administration (N=72)

Glossary of Terms ALAT – La Asociación Latinoamericana de Tórax ATS – American Thoracic Society ATX – Autotaxin CAG – Cytosine, Adenine, Guanine CAPN – Dimeric Calpains CRISS – Composite Response Index in Systemic Sclerosis CTGF – Connective Tissue Growth Factor CYC – Cyclophosphamide dcSSc – Diffuse Cutaneous Systemic Sclerosis DDI – Drug - Drug Interaction ECM – Extracellular Matrix ERS – European Respiratory Society FVC L – Forced Vital Capacity, Liters FVCpp – Forced Vital Capacity Percent Predicted HAQ - DI – Health Assessment Questionnaire Disability Index HD – Huntington’s Disease HV – Healthy Volunteers lcSSc – Limited Cutaneous Systemic Sclerosis IL - 6 – Interleukin 6 IPF – Idiopathic Pulmonary Fibrosis JRS – Japanese Respiratory Society 73 LPA – Lysophosphatidic Acid LPC – Lysophosphatidylcholines LPI – Last Patient In MJD – Machado - Joseph Disease MMF – Mycophenolate Mofetil mRSS – Modified Rodnan Skin Score NINT – Nintedanib NOAEL – No Observed Adverse Effect Level PAI - 1 – Plasminogen Activator Inhibitor 1 PD – Pharmacodynamic P - gp – P - glycoprotein PK – Pharmacokinetic PRO - C3 – N - terminal Pro - peptide of Collagen Type III PRO - C6 – C - terminal Pro - peptide of Collagen Type VI RTX – Rituximab SAE – Serious Adverse Event SCA3 – Spinocerebellar Ataxia 3 SSc - ILD – Systemic Sclerosis - Interstitial Lung Disease SMA – Spinal Muscular Atrophy TCZ – Tocilizumab

Toby Maher, M.B., MSc, Ph.D., FRCP Professor of Medicine, USC Hastings Center for Pulmonary Research, Los Angeles 74 Dr. Maher runs an active clinical and translational research program. His research interests include biomarker discovery, the lung microbiome and host immune response in the pathogenesis of idiopathic pulmonary fibrosis (IPF). He is also actively involved in designing and running clinical trials in fibrotic lung disease. He has been involved in >50 trials, from phase 1b through phase 4, and is currently running studies assessing IPF, scleroderma, rheumatoid arthritis and inflammatory myositis. Dr. Maher and his team have recruited over 1,000 subjects to more than 35 clinical studies in the last 8 years. Dr. Maher received his medical degree from University of Southampton Faculty of Medicine and has been in practice for more than 20 years. He trained in Respiratory Medicine at the Royal Brompton Hospital. During his training, he gained an MSc in Respiratory Medicine from Imperial College London. In 2005, Dr. Maher was awarded a Wellcome Trust Clinical Research Fellowship undertaken at the Centre for Respiratory Research, University College London and culminated in the award of a Ph.D. As well as publishing original research, expert reviews and book chapters, Dr. Maher acts as an expert reviewer for a number of international medical and respiratory journals. He is an Associate Editor for American Journal of Respiratory and Critical Care Medicine and is a past Senior Editor of Respirology and past Associate Editor of PLOSOne . He is on the Editorial Board of the European Respiratory Journal, the European Respiratory Review and F1000 Journal and on the Advisory Board of Lancet Respiratory Medicine.